As filed with the Securities and Exchange Commission on May 1, 2002.


                                             Securities Act File No. 33-30139
                                     Investment Company Act File No. 811-5848


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                           ---

         Pre-Effective Amendment No.
                                     -------                                 -
         Post-Effective Amendment No.   17                                  X
                                      ------                               ---

                                     and/or

         REGISTRATION STATEMENT UNDER  THE INVESTMENT COMPANY ACT OF 1940   X
                                                                           ---
         Amendment No.   19                                                 X
                       ------                                              ---


                           THE GABELLI VALUE FUND INC.
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422

                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert

                               Gabelli Funds, LLC

                              One Corporate Center

                            RYE, NEW YORK 10580-1422

                     (Name and Address of Agent for Service)

                                   Copies to:

       James E. McKee, Esq.                    Daniel Schloendorn, Esq.
       The Gabelli Value Fund Inc.             Willkie Farr & Gallagher
       One Corporate Center                    787 Seventh Avenue
       Rye, New York 10580-1422                New York, New York 10019-6099


It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph(b); or X on May 1, 2002 pursuant to paragraph(b); or 60 days after filing pursuant to paragraph(a)(1); or on ________ pursuant to paragraph(a)(1); or ___ 75 days after filing pursuant to paragraph(a)(2); or ___ on ________ pursuant to paragraph(a)(2) of Rule 485.



If appropriate, check the following box:

___ ______ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                             EMAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)




--------------------------------------------------------------------------------
                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS
                                -----------------


INVESTMENT AND PERFORMANCE SUMMARY ..............   2

INVESTMENT AND RISK INFORMATION .................   5

MANAGEMENT OF THE FUND ..........................   7


CLASSES OF SHARES ...............................   8

PURCHASE OF SHARES ..............................  12

REDEMPTION OF SHARES ............................  14

EXCHANGE OF SHARES ..............................  15

PRICING OF FUND SHARES ..........................  16

DIVIDENDS AND DISTRIBUTIONS .....................  17

TAX INFORMATION .................................  17

MAILINGS TO SHAREHOLDERS ........................  17


FINANCIAL HIGHLIGHTS ............................  17




THE
GABELLI
VALUE
FUND INC.



CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

PROSPECTUS


MAY 1, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli Value Fund Inc. (the "Fund") seeks to provide long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in common stocks. The Fund may also invest in companies that are involved in corporate reorganizations. Additionally, the Fund may invest in foreign securities. The Fund focuses on securities of companies which appear underpriced relative to their "private market value." Private market value is the value the Fund's adviser believes informed investors would be willing to pay for a company.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Corporate reorganizations involve the risk that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the portfolio securities' private market values may never be realized by the market, or their prices may go down. The Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because the Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers could have a greater impact on the Fund's share price.


YOU MAY WANT TO INVEST IN THE FUND IF:


      o you are a long-term investor

      o you seek growth of capital

      o you believe that the market will favor value over growth stocks over the long term

      o you wish to include a value strategy as a portion of your overall investments

      o you  prefer  to  invest  in a more  concentrated  portfolio.


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


      o you are seeking a high level of current income

      o you are conservative in your investment approach

      o you seek to maintain the value of your original investment more than growth of capital.

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                          THE GABELLI VALUE FUND INC.*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                          1992                     12.7%
                          1993                     39.4%
                          1994                      0.0%
                          1995                     22.5%
                          1996                      8.7%
                          1997                     48.2%
                          1998                     23.2%
                          1999                     31.9%
                          2000                     -7.9%
                          2001                      5.4%

------------------------
* The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for Class A Shares for a quarter was 21.3% (quarter ended June 30, 1997) and the lowest return for a quarter was (13.2)% (quarter ended September 30, 1998).

The historical performance of Class A Shares is used to calculate performance for Class B and Class C Shares prior to their issuance. Class B and Class C Shares were issued on March 15, 2000. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, ten years and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and distribution fees. The performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares.



     AVERAGE ANNUAL TOTAL RETURNS                       PAST          PAST          PAST
(FOR THE PERIODS ENDED DECEMBER 31, 2001)              ONE YEAR     FIVE YEARS    TEN YEARS
-----------------------------------------              --------     ----------    ---------
The Gabelli Value Fund
   Class A Shares*
     Return Before Taxes ............................   (0.38)%       17.21%         16.56%
     Return After Taxes on Distributions ............   (1.37)%       13.81%         13.05%
     Return After Taxes on Distributions
      and Sale of Fund Shares .......................     3.57%       13.61%         12.78%
   Class B Shares*
     Return Before Taxes ............................     0.57%       18.12%         17.06%
   Class C Shares*
     Return Before Taxes ............................     3.68%       18.28%         17.09%
 S&P(R)500 Stock Index+ .............................   (11.89)%      10.70%         12.93%
 Consumer Price Index +10%+ .........................    11.60%       12.18%         12.50%


------------------------

* Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge.

+ The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The Consumer Price Index is a widely used cost of living benchmark published by the Bureau of Labor Statistics in the Department of Labor. The Index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                          CLASS A           CLASS B           CLASS C
                                                           SHARES            SHARES           SHARES
                                                          ---------         ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .....................    5.50%(1)          None            None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price*) ..................    None              5.00%(2)        1.00%(2)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):


Management Fees ...........................................    1.00%             1.00%           1.00%
Distribution and Service (Rule 12b-1) Expenses(3) .........    0.25%             1.00%           1.00%
Other Expenses ............................................    0.15%             0.15%           0.15%
                                                             ------             -----            ----
Total Annual Operating Expenses ...........................    1.40%             2.15%(4)        2.15%(4)

                                                             ======             =====            ====


------------------------
(1) The sales charge declines as the amount invested increases.
(2) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twenty-four months after purchase.
(3) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sale charge.
(4) Total Annual Operating Expenses reflect estimated amounts for the current fiscal year.
* "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR      3 YEARS     5 YEARS   10 YEARS
                                   ---------   ---------   --------- ----------
Class A Shares
-assuming redemption .............   $685        $969       $1,274     $2,137
-assuming no redemption ..........   $685        $969       $1,274     $2,137

Class B Shares
-assuming redemption .............   $718        $973       $1,354     $2,292
-assuming no redemption ..........   $218        $673       $1,154     $2,292

Class C Shares
-assuming redemption .............   $318        $673       $1,154     $2,483
-assuming no redemption ..........   $218        $673       $1,154     $2,483


INVESTMENT AND RISK INFORMATION

The Fund's investment objective is long-term capital appreciation. The Fund's investment objective may not be changed without shareholder approval.

The Fund invests primarily in equity securities of companies which the Fund's adviser, Gabelli Funds, LLC (the "Adviser"), believes are undervalued and have the potential to achieve significant capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

        o the underlying value of a company's fixed assets,

        o the value of a consumer or commercial franchise,

        o changes in the economic or financial environment affecting the company,

        o new, improved or unique products or services,

        o new or rapidly expanding markets,

        o technological developments or advancements affecting the company or its products, or

        o changes in governmental regulations, political climate or competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

        o a change in the company's management or management policies,

        o an investor's purchase of a large portion of the company's stock,

        o a merger or reorganization or recapitalization of the company,

        o a sale of a division of the company,

        o a tender offer (an offer to purchase investors' shares),

        o the spin-off to shareholders of a subsidiary, division or other substantial assets, or

        o the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The Fund's assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends. These stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following investment techniques:

        o FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

        o DEFENSIVE INVESTMENTS. When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include obligations of the U.S. Government and its agencies and instrumentalities and short-term money market investments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital appreciation.

        o CORPORATE REORGANIZATIONS. The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced ("reorganization securities"). Frequently, the holders of securities of companies involved in such transactions will receive new securities ("substituted securities") in exchange therefor. No more than 30% of the Fund's total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities. This limitation, however, will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months.

        o AMERICAN DEPOSITARY RECEIPTS. The Fund may purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the Fund's 25% limitation on foreign securities. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

Investing in the Fund involves the following risks:

        o FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the Adviser to be trading at a discount to their private market value (value stocks). The Fund's price may decline if the market favors other stocks or small capitalization stocks over stocks of larger companies. If the Adviser is incorrect in its assessment of the private market values of the securities it holds, then the value of the Fund's shares may decline.

        o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time.

        o FOREIGN SECURITIES RISK. Prices of the Fund's investments in foreign securities may decline because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

        o RISKS OF FOCUSING ON CORPORATE REORGANIZATIONS. The Fund may invest a substantial portion of its assets in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganizations. The principal risk of this type of investing is that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers. Such measures may also limit the amount of securities in any one issuer that the Fund may buy.

                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2001, the Fund paid the Adviser a fee equal to 1.00% of the value of the Fund's average daily net assets.

THE PORTFOLIO MANAGER. Mario J. Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.


                                CLASSES OF SHARES

Three classes of the Fund's shares are offered in this prospectus - Class A Shares, Class B Shares and Class C Shares. The table below summarizes the differences among the classes of shares.


        o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

        o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

        o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.




---------------------------------------------------------------------------------------------------------------
                                   CLASS A SHARES               CLASS B SHARES             CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
 Front-End Sales Load?          Yes. The percentage           No.                        No.
                                declines as the amount
                                invested increases.
---------------------------------------------------------------------------------------------------------------
 Contingent Deferred            No.                           Yes, for shares            Yes, for shares
 Sales Charge?                                                redeemed within seven-     redeemed within
                                                              ty-two months after pur-   twenty-four months
                                                              chase. Declines over       after purchase.
                                                              time.
---------------------------------------------------------------------------------------------------------------
 Rule 12b-1 Fee                 0.25%                         1.00%                      1.00%
---------------------------------------------------------------------------------------------------------------
 Convertible to Another         No.                           Yes. Automatically con-    No.
 Class?                                                       verts to Class A Shares
                                                              approximately ninety-six
                                                              months after purchase.
---------------------------------------------------------------------------------------------------------------
 Fund Expense Levels            Lower annual expenses         Higher annual expenses     Higher annual
                                than Class B or Class C       than Class A Shares.       expenses than Class A
                                Shares.                                                  Shares.
---------------------------------------------------------------------------------------------------------------

In selecting a class of shares in which to invest,  you should  consider

        o the length of time you plan to hold the shares

        o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your original investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value

        o whether you qualify for a reduction or waiver of the Class A sales charge

        o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase


--------------------------------------------------------------------------------
              IF YOU...                         THEN YOU SHOULD CONSIDER...
--------------------------------------------------------------------------------
o   do not qualify for a reduced or     purchasing  Class C Shares  instead
    waived front-end sales load and     of either Class A Shares or Class B
    intend to hold your  shares for     Shares
    only a few years
--------------------------------------------------------------------------------
o   do not qualify for a reduced or     purchasing  Class B Shares  instead
    waived front-end sales load and     of either Class A Shares or Class C
    intend to hold your  shares for     Shares
    several years
--------------------------------------------------------------------------------
o   do not qualify for a reduced or     purchasing Class A shares
    waived front-end sales load and
    intend  to  hold  your   shares
    indefinitely
--------------------------------------------------------------------------------



SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule:


                                         SALES CHARGE            SALES CHARGE           REALLOWANCE
                                          AS % OF THE               AS % OF                 TO
AMOUNT OF INVESTMENT                    OFFERING PRICE*         AMOUNT INVESTED       BROKER-DEALERS
---------------------                  ------------------    ---------------------   -----------------
Under $100,000 .....................           5.50%                    5.82%                 4.50%
$100,000 but under $250,000 ........           4.50%                    4.71%                 3.75%
$250,000 but under $500,000 ........           3.50%                    3.63%                 3.00%
$500,000 but under $1 million ......           2.75%                    2.83%                 2.50%
$1 million or more .................           2.00%                    2.04%                 1.75%

------------------------
 *  Includes  front-end  sales load

SALES CHARGE  REDUCTIONS  AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

1. VOLUME DISCOUNTS. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Fund and Class A Shares of other funds advised by the Adviser or its affiliates along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.50%, rather than the 5.50% normally charged on a $4,000 purchase. If you want more information on volume discounts, call your broker.

2. LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent to Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your Letter of Intent. For more information on the Letter of Intent, call your broker.


3.INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) employees of Gabelli & Company, Inc., Boston Safe Deposit and Trust Company, BFDS, State Street Bank and Trust Company ("State Street"), PFPC Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and the spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Advisor, GAMCO, officers, directors, trustees, general partners, directors and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their spouses and minor children when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 30 days of the redemption; (5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:

       o Class B Shares within approximately seventy-two months of buying them

       o Class C Shares within approximately twenty-four months of buying them

The CDSC payable upon redemption of Class C Shares in the circumstances described above is 1.00%.

The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                        CLASS B SHARES
                  YEARS SINCE PURCHASE                       CDSC
                  --------------------               ---------------------
                  First                                      5.00%
                  Second                                     4.00%
                  Third                                      3.00%
                  Fourth                                     3.00%
                  Fifth                                      2.00%
                  Sixth                                      1.00%
                  Seventh and thereafter                     0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

      o redemptions and distributions from retirement plans made after the death or disability of a shareholder

      o minimum required distributions made from an IRA or other retirement plan account after you reach age 591/2

      o involuntary redemptions made by the Fund

      o a distribution from a tax-deferred retirement plan after your retirement

      o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE -- CLASS B SHARES:

      o Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.


      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.


      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

      o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Fund's Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 for each of its classes of shares (each, a "Plan"). Under each Plan, the Fund may use its assets to finance activities relating to the sale of its shares and the provision of certain shareholder services.

For the classes covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                  CLASS A           CLASS B           CLASS C
                                  -------           -------           -------
Service Fees ...................    None                 0.25%           0.25%
Distribution Fees ..............    0.25%                0.75%           0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Fund's Distributor.


The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers or other financial intermediaries may send confirmations of your transactions and periodic account statements showing your investments in the Fund.


      o BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

        BY MAIL                                      BY PERSONAL DELIVERY
        -------                                      --------------------
        THE GABELLI FUNDS                            THE GABELLI FUNDS
        P.O. BOX 8308                                C/O BFDS
        BOSTON, MA 02266-8308                        66 BROOKS DRIVE
                                                     BRAINTREE, MA 02184

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI VALUE FUND INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

        If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares at the net asset value next determined after the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares as described under "Classes of Shares -- Sales Charge -- Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings plans for investment in Fund shares.
Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit out website at www.gabelli.com.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.


The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges." See "Pricing of Fund Shares" for a description of the calculation of net asset value.


You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.


In the event that you wish to redeem shares and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. If there is more than one owner of shares, each owner must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.


      o AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

      o INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.


      o REINSTATEMENT PRIVILEGE. A shareholder in the Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement except through an adjustment in the tax basis of the shares so acquired. See "Tax Information" for an explanation of circumstances in which sales loads paid to acquire shares of the Fund may be taken into account in determining gain or loss on the disposition of those shares.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund.


In effecting an exchange:


      o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

      o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.

      o you may realize a taxable gain or loss.

      o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.

      o you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.

      o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

      o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                             PRICING OF FUND SHARES


The Fund's net asset value is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represent fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares. Therefore, the Fund's net asset value may change on days when you are not able to purchase or redeem the Fund's shares.

                           DIVIDENDS AND DISTRIBUTIONS


Dividends of net investment income and distributions of net realized capital gains, if any, will be paid annually. Dividends and distributions may differ for different classes of shares. You may have dividends or capital gains that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying your broker or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


                                 TAX INFORMATION


The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (I.E. gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                             MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.


                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rates that an investor would have earned or lost on an investment in the Fund's designated class of shares (assuming reinvestment of dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



Selected data for a share of capital stock outstanding throughout each period:


                      INCOME FROM INVESTMENT OPERATIONS                       DISTRIBUTIONS
              ------------------------------------------------- ----------------------------------------------
                                          Net
               Net Asset             Realized and       Total                  Net                  Net Asset
   Period        Value,       Net      Unrealized       from       Net       Realized                 Value,
   Ended      Beginning   Investment Gain (Loss) on  Investment Investment    Gain on       Total     End of    Total
December 31   of Period Income (Loss) Investments    Operations   Income    Investments Distributions Period   Return+
-----------   --------- ------------- -------------  ---------- ----------  ----------- ------------- ------   -------
CLASS A
   2001(a)      $16.13     $(0.05)      $ 0.93        $0.88         --        $(0.58)     $(0.58)     $16.43      5.4%
   2000(a)       19.45      (0.03)       (1.54)       (1.57)        --         (1.75)      (1.75)      16.13     (7.9)
   1999          16.08      (0.06)        5.15         5.09         --         (1.72)      (1.72)      19.45     31.9
   1998          14.30      (0.05)        3.32         3.27         --         (1.49)      (1.49)      16.08     23.2
   1997          11.52      (0.05)        5.55         5.50         --         (2.72)      (2.72)      14.30     48.2

CLASS B
   2001(a)      $16.07     $(0.18)      $ 0.92       $ 0.74         --        $(0.58)     $(0.58)     $16.23      4.6%
   2000(a)(b)    18.20      (0.14)       (0.24)       (0.38)        --         (1.75)      (1.75)      16.07     (1.9)

CLASS C
   2001(a)      $16.07     $(0.18)      $ 0.93       $ 0.75         --        $(0.58)     $(0.58)     $16.24      4.6%
   2000(a)(b)    18.20      (0.14)       (0.24)       (0.38)        --         (1.75)      (1.75)      16.07     (1.9)








                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                ---------------------------------------------------
                                 Net
                Net Assets    Investment      Operating
                  End of Income(Loss) to Expenses to Portfolio Period Average Net Average Net Turnover
                (in 000's)      Assets          Assets       Rate
                ----------   -------------- ------------  ---------

CLASS A
   2001(a)     $1,267,975       (0.30)%        1.40%(c)      29%
   2000(a)      1,158,085       (0.14)         1.37(c)       66
   1999         1,205,320       (0.40)         1.38          59
   1998           798,812       (0.41)         1.40          46
   1997           596,547       (0.45)         1.42          44

CLASS B
   2001(a)        $ 5,505       (1.10)%        2.19%(c)      29%
   2000(a)(b)         681       (0.89)(d)      2.12(c)(d)    66

CLASS C
   2001(a)        $ 4,170       (1.08)%        2.19%(c)      29%
   2000(a)(b)         566       (0.89)(d)      2.12(c)(d)    66




--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) From the commencement of offering on March 1, 2000.
(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.36% (Class A), 2.11% (Class B) and 2.11% (Class C) for 2000 and 1.39% (Class A), 2.18% (Class B) and 2.18%
    (Class C) for 2001.
(d) Annualized.

--------------------------------------------------------------------------------
                       GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about thE transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?


We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.


WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                           THE GABELLI VALUE FUND INC.
                               CLASS A, B, C SHARES

--------------------------------------------------------------------------------
FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS:


The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
           You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other
              information and discuss your questions about the Fund
                                 by contacting:


                           The Gabelli Value Fund Inc.
                              One Corporate Center
                               Rye, NY 10580-1422


                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------



You can review and/or copy the Fund's prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.

o   Free   from   the   EDGAR Database   on   the   Commission's    Website   at
    http://www.sec.gov.


(Investment Company Act File No. 811-5848)

                           THE GABELLI VALUE FUND INC.

                       Statement of Additional Information

                                   May 1, 2002

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes The Gabelli Value Fund Inc. (the "Fund"). The SAI should be read in conjunction with the Fund's current Prospectus for Class A, Class B and Class C Shares dated May 1, 2002. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet website printed below. This
SAI is  incorporated  by reference in its entirety  into the Fund's  Prospectus.

                              One Corporate Center
                            Rye, New York 10580-1422
                    Telephone 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com


                                TABLE OF CONTENTS

                                                                          PAGE

GENERAL INFORMATION.........................................................2
INVESTMENT STRATEGIES AND RISKS.............................................2
INVESTMENT RESTRICTIONS....................................................11
DIRECTORS AND OFFICERS.....................................................12
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.................................16
INVESTMENT ADVISORY AND OTHER SERVICES.....................................17
DISTRIBUTION PLANS.........................................................21
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................22
PURCHASE OF SHARES.........................................................24
REDEMPTION OF SHARES.......................................................25
DETERMINATION OF NET ASSET VALUE...........................................25
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................26
INVESTMENT PERFORMANCE INFORMATION.........................................29
DESCRIPTION OF the fund's SHARES...........................................34
FINANCIAL STATEMENTS.......................................................35
APPENDIX A................................................................A-1

                               GENERAL INFORMATION

The Fund is a non-diversified, open-end, management investment company organized as a corporation under the laws of the State of Maryland on July 20, 1989. The Fund commenced operations on September 29, 1989.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

CORPORATE REORGANIZATIONS

The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Fund's adviser, Gabelli Funds, LLC (the "Adviser"). The Adviser must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

Although the Fund limits its investments in corporate reorganization securities that it expects to hold for less than six months, such transactions may tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

CONVERTIBLE SECURITIES

The Fund may invest up to 35% of its assets in convertible securities having a rating lower than "CCC" by Standard & Poor's Rating Service ("S&P"), "Caa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, judged by the Adviser to be of comparable quality. A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

A convertible security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common shareholders.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, it is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and the price generally will decline along with any decline in the price of the common stock except that the convertible security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objective.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security that affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than issues without call protection.

INVESTMENTS IN WARRANTS AND RIGHTS

The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.


Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may invest up to 25% of the value of its total assets in foreign securities (not including American Depositary Receipts). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States.
Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

OTHER INVESTMENT COMPANIES

The Fund reserves the right to invest up to 10% of its total assets in the securities of money market mutual funds, which are open-end investment companies, and closed-end investment companies, including small business investment companies, none of which are affiliated with the Fund, Lehman Brothers Inc. ("Lehman Brothers") or Gabelli & Company, Inc. ("Gabelli & Company"). No more than 5% of the Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company. Money market mutual funds are investment companies that are regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). As open-end management companies like the Fund, money market mutual funds make continuous offerings of redeemable shares to the public and stand ready to sell and redeem these shares daily. Generally speaking, these mutual funds offer investors the opportunity to invest in a professionally managed diversified portfolio of short-term debt obligations, including U.S. Treasury bills and notes and other U.S. Government securities, certificates of deposits, bankers' acceptances, repurchase agreements and commercial paper. Many of the costs, including the investment advisory fee, attendant with the operation of money market mutual funds and other management investment companies are borne by shareholders. When the Fund holds shares of a money market mutual fund (or other management investment company) it, like other shareholders, will bear its proportionate share of the fund's costs. These costs will be borne indirectly by shareholders of the Fund resulting in the payment by shareholders of duplicative fees, including investment advisory fees.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES AND OTHER ILLIQUID SECURITIES

The Fund may invest in small, less well-known companies (including predecessors) which have operated less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in these issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than what might otherwise be obtained. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

The Fund will not invest, in the aggregate, more than 10% of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, repurchase agreements maturing or terminable in more than seven days and all other illiquid securities. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and as adopted by the Securities and Exchange Commission (the "SEC"), may be treated as liquid if they satisfy liquidity standards established by the Fund's Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Fund's Board of Directors will monitor their liquidity.




REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. Government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S.
Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss. The Fund may not enter into repurchase agreements which would cause more than 5% of the value of its total assets to be so invested. This percentage limitation does not apply to repurchase agreements involving U.S. Government obligations, or obligations of its agencies or instrumentalities, for a period of a week or less. The term of each of the Fund's repurchase agreements will always be less than one year and the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its net assets would be so invested.

BORROWING

The Fund may not borrow except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

CORPORATE DEBT OBLIGATIONS


The Fund may invest up to 35% of its assets in corporate debt obligations having a rating lower than a S&P rating of "BBB", a Moody's rating of "Baa" or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations include securities such as bonds, debentures, notes or other similar securities issued by corporations.



The Fund believes that investing in corporate debt obligations is consistent with the Fund's investment objective of seeking securities of companies in the public market that can provide significant long-term capital appreciation. For example, an issuer's ability to repay principal and interest when due may be underestimated by the market; as a result, that issuer may be required to pay a higher interest rate or its debt securities may be selling at a lower market price than issuers of similar strength. When the market recognizes their inherent value, the Fund anticipates that the price of such securities will appreciate. In the case of convertible debt securities, the market's recognition of a company's real value and, in turn, the market value of its convertible securities, may not occur until some anticipated development or other catalyst emerges to cause an increase in the market value of the company's common stock. In the case of any corporate debt obligation under evaluation by the Adviser for purchase by the Fund, the receipt of income is an incidental consideration.

The Fund may invest up to 5% of its total assets in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that such issuers will not continue to honor their obligations nor emerge from bankruptcy protection or that the value of such securities will not appreciate.

The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A - "Description of Corporate Debt Ratings."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's and S&P might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by Moody's or S&P for securities may change as a result of changes in the ratings systems or due to a corporate reorganization of Moody's and/or S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund.

Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more volatile and sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Moreover, because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities and the Fund does not anticipate that those securities could be sold other than to institutional investors.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower-yielding security, thus resulting in a decreased return to the Fund.

SHORT SALES AGAINST THE BOX

The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for the sales.

The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or security convertible into, or exchangeable for, the security.

To secure its obligations to deliver the securities sold short, the Fund will segregate in its accounting records and deposit in escrow in a separate account with the Fund's custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

OPTIONS

The Fund may purchase or sell listed call or put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options in an amount not to exceed 25% of total assets. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The fund may write put and call options on stock indexes for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options or stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets.

The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. The advantage of this practice is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from the loans justifies the attendant risks. The Fund's Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the party to whom the loan was made petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.



WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization of debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the Fund prior to the settlement date.

The commitment for the purchase of a "when, as and if issued security" will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. The Fund will also establish at that time a segregated account on its accounting records of cash or liquid portfolio securities at least equal in value to the amount of its commitments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Fund may enter into futures contracts that are traded on a U.S. exchange or board of trade, provided, however, that the Fund will not enter into futures contacts for which the aggregate initial margins and premiums would exceed 5% of the fair market value of the Fund's assets. Although the Fund has no current intention of using options on futures contracts, the Fund may do so at some future date, subject to the limitations stated in the preceding sentence. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

As  noted  above,  the  Fund  may use such  instruments  depending  upon  market conditions prevailing at such time and the perceived investment needs of the Fund. However, in no event may the Fund enter into futures contracts or options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets after taking into account unrealized profits and losses on any existing contracts. In the event the Fund enters into long futures contracts or purchases call options, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities, other high grade debt securities or other liquid equity securities equal to the market value of the contract will be segregated to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.
Under these restrictions, the Fund may not:

                  1. Invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

                  2. Purchase securities on margin, but it may obtain short-term credits from banks as may be necessary for the clearance of purchase and sales of portfolio securities;

                  3. Make loans of its assets except for: (a) purchasing debt securities, (b) engaging in repurchase agreements as set forth in the SAI, and (c) lending its portfolio securities consistent with applicable regulatory requirements and as set forth in the SAI;

                  4. Borrow money except subject to the restrictions set forth in the SAI;

                  5. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (4) above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and that collateral arrangements with respect to the writing of options or any other hedging activity are not deemed to be pledges of assets and these arrangements are not deemed to be the issuance of a senior security as set forth below in restriction (11);

                  6. Except to the extent permitted by restriction (14) below, invest in any investment company affiliated with the Fund, Lehman Brothers or Gabelli & Company, invest more than 5% of its total assets in the securities of any one investment company, own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of all other investment companies;

                  7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security;

                  8. Invest, in the aggregate, more than 10% of the value of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, in repurchase agreements maturing or terminable in more than seven days and all other illiquid securities;

                  9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

                  10. Purchase or acquire commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in margin and premiums;

                  11. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with: (a) borrowing money in accordance with restriction (4) above, (b) lending portfolio securities, (c) entering into repurchase agreements, (d) purchasing or selling options contracts, (e) purchasing or selling futures contracts and related options thereon, or (f) acquiring when issued or delayed delivery securities and forward commitments;

                  12. Sell securities short, except transactions involving selling securities short "against the box";

                  13. Purchase warrants if, thereafter, more than 5% of the value of the Fund's net assets would consist of such warrants, but warrants attached to other securities or acquired in units by the Fund are not subject to this restriction; or

                  14. Invest in companies for the purpose of exercising control, except transactions involving investments in investment companies for the purpose of effecting mergers and other corporate reorganizations involving the Fund and such other investment companies.

If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Fund's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below.

                                  TERM OF          NUMBER OF FUNDS
          NAME, POSITION(S),     OFFICE AND            IN FUND
             ADDRESS(1),         LENGTH OF        COMPLEX OVERSEEN          PRINCIPAL OCCUPATION(S)       OTHER DIRECTORSHIPS
               AND AGE          TIME SERVED(2)       BY DIRECTOR            DURING PAST FIVE YEARS        HELD BY DIRECTOR(3)
          -----------------     --------------    -----------------         -----------------------       -------------------

INTERESTED DIRECTORS(4):
-----------------------
MARIO J. GABELLI                Since 1989                21                Chairman of the Board and   Director of Morgan Group
Director, President and                                                     Chief Executive Officer     Holdings, Inc.
Chief Investment Officer                                                    of Gabelli Asset            (transportation services
Age:  59                                                                    Management Inc. and Chief   company); Vice Chairman
                                                                            Investment Officer of       of Lynch Corporation
                                                                            Gabelli Funds, LLC and      (diversified
                                                                            GAMCO Investors, Inc.;      manufacturing)
                                                                            Chairman and Chief
                                                                            Executive Officer of
                                                                            Lynch Interactive
                                                                            Corporation (multimedia
                                                                            and services)


KARL OTTO POHL                  Since 1992                30                Member of the Shareholder   Director of Gabelli Asset
Director                                                                    Committee of Sal            Management Inc.
Age:  72                                                                    Oppenheim Jr. & Cie         (investment management);
                                                                            (private investment         Chairman, Incentive
                                                                            bank); Former President     Capital and Incentive
                                                                            of the Deutsche             Asset Management
                                                                            Bundesbank and Chairman     (Zurich); Director at Sal
                                                                            of its Central Bank         Oppenheim Jr. & Cie,
                                                                            Council (1980-1991)         Zurich

NON-INTERESTED DIRECTORS:
------------------------

ANTHONY J. COLAVITA             Since 1989                32                President and Attorney at              --
Director                                                                    Law in the law firm of
Age:  66                                                                    Anthony J. Colavita, P.C.


ROBERT J. MORRISSEY             Since 1989                 8                Partner in the law firm                --
Director                                                                    of Morrissey & Hawkins
Age:  62


ANTHONY R. PUSTORINO            Since 1989                16                Certified Public                       --
Director                                                                    Accountant; Professor
Age:  76                                                                    Emeritus, Pace University



WERNER J. ROEDER                Since 2001                26                Medical Director of                    --
Director                                                                    Lawrence Hospital and
Age:  61                                                                    practicing private
                                                                            physician



OFFICERS:
---------

BRUCE N. ALPERT                 Since 1989                --                Executive Vice President              --
Vice President and Treasurer                                                and Chief Operating
Age:  50                                                                    Officer of Gabelli Funds,
                                                                            LLC since 1988 and an
                                                                            officer of all mutual
                                                                            funds advised by Gabelli
                                                                            Funds, LLC and its
                                                                            affiliates. Director and
                                                                            President of Gabelli
                                                                            Adviser, Inc.


JAMES E. MCKEE                  Since 1995                --                Vice President, General               --
Secretary                                                                   Counsel and Secretary of
Age:  38                                                                    Gabelli Asset Management
                                                                            Inc. since 1999 and GAMCO
                                                                            Investors, Inc. since
                                                                            1993; Secretary of all
                                                                            mutual funds advised by
                                                                            Gabelli Advisers, Inc.
                                                                            and Gabelli Funds, LLC.

--------
1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.

3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.


4 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser.

STANDING BOARD COMMITTEES

The Board of Directors has established four standing committees in connection with their governance of the Fund - Audit, Nominating, Proxy Voting and Investment.

The Fund's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Morrissey and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2001. The Fund does not have a standing compensation committee.

The Fund's Audit Committee consists of three members: Messrs. Colavita, Pustorino (Chairman) and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Fund on February 20, 2002. As set forth in the Charter, the function of the Audit
Committee is oversight; it is managements's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls, of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

The Proxy Voting Committee consists of four members: Messrs. Pustorino (Chairman), Colavita, Morrissey and Roeder, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee shall, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. During the year ended December 31,2001. The Proxy Voting Committee meets periodically on an as needed basis to consider certain proxy related materials.


Mr. Morrissey is the Chairman and the only member of the Fund's Investment Committee. The Investment Committee reviews investment related matters as needed.

DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                                 DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                    SECURITIES HELD                 SECURITIES HELD
                                      IN THE FUND                    IN FUND COMPLEX

INTERESTED DIRECTORS:
Mario J. Gabelli                              E                            E
Karl Otto Pohl                                A                            A

NON-INTERESTED DIRECTORS:
Anthony J. Colavita                           E                            E
Robert J.  Morrissey                          C                            D
Anthony R. Pustorino                          D                            E
Werner J. Roeder                              A                            E

*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2001
A.  None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. Over $100,000

The following table sets forth certain information regarding the compensation of the Fund's Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2001.

DIRECTOR AND OFFICER COMPENSATION

No director, officer or employee of Gabelli & Company or the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its Directors who is not a director, officer or employee of the Adviser or any of their affiliates, $10,000 per annum plus $1,000 per meeting attended in person and reimburses each Director for related travel and out-of-pocket expenses. The Fund also pays each Director serving as Chairman of the Audit, Investment, Proxy or Nominating Committees $2,500 per annum.

                               COMPENSATION TABLE
                               ------------------

                                    AGGREGATE        TOTAL COMPENSATION
         NAME OF PERSON AND       COMPENSATION        FROM THE FUND AND
              POSITION            FROM THE FUND        FUND COMPLEX *
         ------------------       -------------      -------------------

Mario J. Gabelli
Chairman of the Board                $0                    $0       (21)

Felix J. Christiana**
Director                             $8,313                $50,533  (11)

Anthony J. Colavita
Director                             $17,500               $145,016 (32)

Robert J. Morrissey
Director                             $17,000               $37,266  (8)

Karl Otto Pohl
Director                             $0                    $0       (30)

Anthony R. Pustorino
Director                             $20,000               $125,250 (16)

Werner J. Roeder
Director                             $4,277                $72,182  (26)


----------------
* Represents the total compensation paid to such persons during the calendar year ending December 31, 2001. The parenthetical number represents the number of investment companies (including the Fund or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.
**    Mr. Christiana ceased to be a Director of the Fund as of June 7, 2001.

CODE OF ETHICS

The Fund, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 8, 2002, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares:

NAME AND ADDRESS                                   % OF CLASS                         NATURE OF OWNERSHIP
----------------                                   ----------                         -------------------

CLASS A                                               11.62%                             Beneficial
Stephen Nordholdt, Trustee
ICMA Retirement Trust
U/A DTD
777 North Capital Street, N.E., Ste. 600
Washington, DC  20002-4293


                                      -15-

NAME AND ADDRESS                                   % OF CLASS                         NATURE OF OWNERSHIP
----------------                                   ----------                         -------------------

Prudential Securities Inc.                            8.73%                              Record
Special Custody Acct for
Exclusive Benefit of Customers
Attn Mutual Funds
One New York Plaza
New York, NY  10004-1901

Charles Schwab & Co Inc.                              6.64%                              Record
Special Custody Acct FBO
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

CLASS B
Merrill Lynch Pierce Fenner & Smith                   6.44%                              Record
For the sole benefit of its customers
Attn: Service Team
4800 Deer Lake Dr., E. Fl. 3
Jacksonville, FL 32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith                  15.70%                             Record
For the sole benefit of its customers
Attn: Service Team
4800 Deer Lake Dr., E. Fl. 3
Jacksonville, FL 32246-6484


As of April 8, 2002, as a group the Directors and officers of the Fund owned less than 1% of the outstanding shares of common stock of the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER



The Adviser is a New York limited liability company which serves as an investment adviser to 14 open-end investment companies and 4 closed-end investment companies with aggregate assets in excess of $10.9 billion as of December 31, 2001. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in Gabelli Asset Management, Inc. ("GAMI"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services:
GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $11.5 billion as of December 31, 2001; Gabelli Advisers, Inc., a majority-owned subsidiary of GAMI and affiliates, acts as investment adviser to The Gabelli Westwood Funds with assets under management of approximately $519 million as of December 31, 2001; Gabelli Securities, Inc., a wholly-owned subsidiary of GAMI, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $573 million as of December 31, 2001; and Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $1.6 billion as of December 31, 2001.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.



The Adviser currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated March 1, 1994 (the "Advisory Agreement"), which was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a Board Meeting held on February 20, 2002. Pursuant to the Advisory Agreement, the Fund employs the Adviser to act as its investment adviser and to oversee the administration of all aspects of the Fund's business affairs and to provide, or arrange for others whom it believes to be competent to provide certain services. The Adviser generally is responsible for the investment and management of the Fund's assets, subject to and in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and herein. In discharging its responsibility, the Adviser determines and monitors the investments of the Fund. In addition, the Adviser has full authority to implement its determinations by selecting and placing individual transactions on behalf of the Fund.

The Advisory Agreement was most recently approved by the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act") of any party thereto on February 20, 2002. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Advisory Agreement. The Directors also reviewed, with the advice of counsel, their responsibilities under applicable law. The Directors considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund. The information on these matters was also compared to similar information for other mutual funds. The Board also reviewed the profitability of the contract to the Adviser, the Fund's absolute and comparative investment performance and the quality of the services provided to the Fund by the Adviser. Based on a consideration of all of the above factors, the Board determined that renewal of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Under the Advisory Agreement, the Adviser also provides or arranges for the following services: (i) maintains the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent or dividend disbursing agent; (ii) transmitting purchase and redemption orders for Fund shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) preparing, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Fund's registration statement and Prospectus (including its SAI); (vii) supervises, but does not pay for, the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Fund's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.



The Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss sustained by the Fund. The Fund has agreed by the terms of the Advisory
Agreement that the word "Gabelli" in its name is derived from the name of the Adviser that in turn is derived from the name of Mario J. Gabelli; that the name is the property of the Adviser for copyright and other purposes; and that, therefore, the name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Advisory Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by vote of a majority of its Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act. The Advisory Agreement provides that, unless terminated, it will remain in effect from year to year as long as such continuance is annually approved by the Fund's Board of Directors or by majority vote of its outstanding voting shares and, in either case, by a majority vote of the Directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party cast in person at a meeting called specially for the purpose of voting on the continuance of the Advisory Agreement.



As compensation for its services and the related expenses borne by the Adviser, the Adviser is paid a fee computed and payable monthly, equal, on an annual basis, to 1.00% of the value of the Fund's average daily net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal years ended December 31, 1999, December 31, 2000, and December 31, 2001, the Fund paid investment advisory fees to the Adviser amounting $10,010,005, $11,987,471, and $12,312,038, respectively.



SUB-ADMINISTRATOR

PFPC Inc. (the "Sub-Administrator"), located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 serves as Sub-Administrator to the Fund pursuant to a Sub-Administration Agreement with the Adviser (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b)
supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Directors Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of

1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion :
..0275%; $10 billion to $15 billion : .0125%; over $15 billion : .01%.

COUNSEL

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's legal counsel.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036-2798, independent accountants, has been selected to audit the Fund's annual financial statements.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Safe, an indirect wholly-owned subsidiary of Mellon Bank Corporation, located at One Boston Place, Boston, Massachusetts 02108, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither Boston Safe, BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

To implement the Fund's 12b-1 Plans, the Fund has entered into an Amended and Restated Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), and may enter into substantially identical arrangements with other firms. The Distributor is a New York corporation which is an indirect majority-owned subsidiary of Gabelli Asset Management Inc., having principal offices located at One Corporate Center, Rye, New York 10580. The Distributor continuously solicits offers for the purchase of shares of the Fund on a best efforts basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Fund are paid by the Distributor. The Distributor may enter into selling agreements with registered broker-dealers ("Soliciting Broker-Dealers") pursuant to which the Distributor may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the Prospectus under "Classes of Shares - Sales Charge - Class A Shares."



For the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001, commissions (sales charges) on sales of the Fund's Class A Shares received by Gabelli & Company were $429,606, $ 354,971, and $400,076, respectively. For the period from March 16, 2000 (commencement of operations of Class B and C Shares) through December 31, 2000 and the fiscal year ended December 31, 2001, the Distributor received sales commissions of $7,634 and $298,154 on sales of the Fund's Class B Shares and $1,471 and $1,046 on sales of the Fund's Class C Shares.

                               DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a "Plan" and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class A Shares, Class B Shares and Class C Shares. Under the
Plans, the Fund will make monthly payments to registered broker-dealers, including Gabelli & Company, who have entered into an agreement with the Fund (each, a "Designated Dealer") for activities intended to result in the distribution of Fund shares as described below.

Payments under each Plan are not tied exclusively to the distribution expenses actually incurred by Designated Dealers and such payments may exceed their distribution expenses. Expenses incurred in connection with the offering and sale of shares may include, but are not limited to, payments to the Designated Dealer's (or its affiliates') sales personnel for selling shares of the Fund; costs of printing and distributing the Fund's Prospectus, SAI and sales literature; an allocation of overhead and other Designated Dealer branch office distribution-related expenses; payments to and expenses of persons who provide support services in connection with the distribution of shares of the Fund; and financing costs on the amount of the foregoing expenses. The Plans compensate the Distributor regardless of expense and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund by increasing its assets and thereby reducing the Fund's expense ratio.

The Fund's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Designated Dealers in the current year and in prior years and amounts received under each Plan.


Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Directors"). No Plan may be amended to increase materially the amount to be spent for the services provided by the Designated Dealers thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, Designated Dealers will provide the Directors periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made. During the fiscal year ended December 31, 2001, the Fund made aggregate payments of approximately $3,125,754 to Designated Dealers pursuant to the Plan. Such payments funded expenditures of approximately $35,900 for support services, $230,400 to sales personnel of Designated Dealers, $19,800 for advertising and promotion expenses and $55,700 for printing and mailing expenses and also payments of $2,783,954 to selected dealers.

No independent Director had a direct or indirect financial interest in the operation of the Plans or any related agreements. Those interested persons who beneficially own stock in Gabelli Asset Management Inc. or its affiliates or are employed by their affiliates may be deemed to have an indirect financial interest in payments received by the Distributor under the Plans or any related agreements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to Gabelli & Company, a broker-dealer affiliate of the Adviser; (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as advisers to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions to Gabelli & Company.


                                               Fiscal Year Ended    Commissions
                                                 December 31,           Paid

Total Brokerage Commissions                           1999          $1,299,178
                                                      2000          $1,629,510
                                                      2001          $1,421,321

Commissions paid to Gabelli & Company                 1999          $  839,536
                                                      2000          $1,293,138
                                                      2001          $1,148,843


% of Total Brokerage Commissions                      2001              80.8%
paid to Gabelli & Company

% of Total Transactions involving Commissions         2001              66.8%
paid to Gabelli & Company

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining best execution. The Adviser may also give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available to obtain brokerage and research services provided by the broker effecting the transaction for the Fund and for other advisory accounts over which the Adviser or its affiliates exercise investment discretion. These services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Since it is not feasible to do so, the Adviser does not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.



Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $399,172 on portfolio transactions in the principal amount of $179,082,487 during 2001.



The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company or other affiliates of the Adviser, when it appears that Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Fund's Board of Directors has adopted procedures which provide that commissions paid to Gabelli & Company or affiliated brokers on stock exchange transactions must be consistent with those charged by such firms in similar transactions to unaffiliated clients that are comparable to the Fund. Rule 17e-1 under the 1940 Act and the procedures contain requirements that the Board, including those directors who are not "interested persons" of the Fund, conduct periodic compliance reviews of such brokerage allocations and the procedures to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Gabelli & Company may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges that adopt direct access rules similar to those of the NYSE. In addition, Gabelli & Company may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board of Directors has expressly authorized Gabelli & Company to effect such transactions; and (ii) Gabelli & Company annually advises the Fund of the aggregate compensation it earned on such transactions.

                               PURCHASE OF SHARES

Payment for shares purchased through a brokerage firm is generally due on the third business day after purchases are effected (each such day being a "Settlement Date"). When payment is made to a brokerage firm before a Settlement Date, unless otherwise directed by the investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. The investor may designate another use for the monies prior to the Settlement Date, such as investment in a money market fund. If the investor instructs a brokerage firm to invest the monies in a money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and any affiliates of Gabelli & Company which serve the funds in an investment advisory, administrative or other capacity will benefit from the fact that they are receiving fees from both investment companies computed on the basis of their average daily net assets. The Board of Directors of the Fund is advised of the benefits to Gabelli & Company resulting from three-day settlement procedures and will take such benefits into consideration when reviewing the distribution agreement for continuance.

Gabelli & Company imposes no restrictions on the transfer of shares held by it for clients in "street name" in either certificate or uncertificated form. The Fund has agreed to indemnify Gabelli & Company against certain liabilities, including liabilities arising under the 1933 Act.

                              REDEMPTION OF SHARES

Redemption requests received after the close of trading on the NYSE will be effected at the net asset value per share as next determined. The Fund normally transmits redemption proceeds with respect to redemption requests made through a brokerage firm for credit to the shareholder's account at no charge within seven days after receipt of a redemption request or by check directly to the shareholder. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the brokerage firm will benefit from the use of temporarily uninvested funds. Redemption proceeds with respect to redemption requests made through Gabelli & Company normally will be transmitted by the Fund's transfer agent to the shareholder by check within seven days after receipt of a redemption request or to a shareholder's brokerage account maintained by Gabelli & Company. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with federal funds, bank wire or by a certified or cashier's check.

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described below under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or Gabelli & Company for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that Gabelli & Company will be immediately obligated to make the Fund whole.

                        DETERMINATION OF NET ASSET VALUE

Net asset value ("NAV") is calculated separately for each class of the Fund. The NAV of Class B Shares and Class C Shares of the Fund will generally be lower than the NAV of Class A Shares as a result of the higher distribution-related fee to which Class B Shares and Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


For purposes of determining the Fund's NAV per share, readily marketable portfolio securities (including options and futures) traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal such market last occurring prior to the time of day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Portofolio securities traded primarily on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL


Dividends and distributions will be automatically reinvested for each shareholder's account at net asset value in additional shares of the Fund unless the shareholder instructs the Fund to pay all dividends and distributions in cash and to credit the amounts to his or her brokerage account or to pay the amounts by check. Fractional shares may be paid in cash. Dividends from net investment income, if any, and distributions of any net realized capital gains earned by the Fund will be paid annually.

Under the Internal Revenue Code of 1986, as amended (the "Code"), amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% federal excise tax. To avoid the tax, the Fund must distribute during each calendar year at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year or, upon election, during the calendar year and (3) all ordinary income and net capital gains for prior years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year.

Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared.

Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held by the Fund for twelve months or less will generally be short-term capital gains or losses.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term and long-term capital gains, if any, realized during any taxable year in which it distributes such income and capital gains to its shareholders. Moreover, the Fund will be taxed at federal corporate income tax rates on all of its taxable income (and without any deduction for dividends and distributions on its shares) if it does not distribute at least 90% of its investment company taxable inome for the taxable year. Although the Fund is non-diversified for purposes of the 1940 Act, the Fund nevertheless is subject to diversification requirements under Subchapter M. In general, the Code requires the Fund to diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of each issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of any two or more issuers which the Fund controls and which are determined to be in the same or similar trades or business, or related trades or businesses.



If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

The Fund's short sales against the box and transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes described above. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

FOREIGN WITHHOLDING TAXES

Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.



Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes interest and dividends and the excess of net short-term capital gains over long-term capital losses, but not the excess of net long-term capital gains over net short-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will generally qualify for the 70% deduction available for dividends received by corporations only to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consists of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date.



The price of shares purchased just prior to a distribution by the Fund may reflect the amount of the forthcoming distribution. Those purchasing at that time will receive a distribution that represents a return of investment, but that will nevertheless be taxable to them.

SALES OF SHARES

Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. The gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. However, capital losses are deductible only against capital gains plus, for individuals, up to $3,000 of ordinary income.

If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING


The Fund generally will be required to withhold federal income tax at the rate of 30% with respect to (1) taxable dividends and distributions and (2) proceeds of any redemptions of Fund shares if a shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service that he or she is subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income tax liability.

Shareholders are urged to consult their attorneys or tax advisers regarding tax consequences of an investment in the Fund.



                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN


The Fund may advertise its "average annual total return" over various periods of time. Total return figures show the average percentage change in value of an investment in the class from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund with respect to a class during the period were reinvested in the shares of that class. Figures will be given for the recent one-, five- and ten-year periods, or for the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. The Fund's "average annual total return" figures are computed according to formulas prescribed by the SEC.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The formula can be expressed as follows:

                                 P(1+T)n = ERV

         Where:     P        =      a hypothetical initial payment of $1,000.
                    T        =      average annual total return.
                    n        =      number of years.
                    ERV      =      Ending  Redeemable  Value  of a hypothetical
                                    $1,000 investment made at the beginning of a
                                    1-, 5- or 10-year period at the end of a 1-,
                                    5- or 10-year period (or fractional  portion
                                    thereof),   assuming   reinvestment  of  all
                                    dividends and distributions.

The Fund advertises its "average annual total return - after taxes on distributions" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                 P(1 + T)N = ATVD

Where:     P =  a hypothetical initial payment of $1, 000.
                 T = average annual total return (after taxes on distributions). n = number of years.
                 ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

The Fund advertises its "average annual total return-after taxes on distributions and redemption" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                P(1+T)N = ATVDR

Where:     P =  a hypothetical initial payment of $1,000.
  T = average annual total return (after taxes on distributions and redemption). n = number of years.
           ATVDR  =   the ending value of a hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions and redemption.


AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).


The Fund's average annual total returns for each class of shares were as follows for the periods indicated through December 31, 2001:

                    AVERAGE ANNUAL TOTAL RETURNS-BEFORE TAXES
                    -----------------------------------------

                                          PAST           PAST          PAST        SINCE
                                       ONE YEAR       FIVE YEARS    TEN YEARS    INCEPTION
                                       --------       ----------    ---------    ---------
    CLASS (INITIAL OFFERING DATE)
    ----------------------------
    Class A Shares (9/29/89)+            (0.40)%        17.21%        16.56%       14.29%

    Class B Shares (3/1/00)++             0.57%          N/A            N/A        (0.75)%

    Class C Shares (3/1/00)++             3.68%          N/A            N/A         1.50%

    --------------
    +        Includes the effect of the initial 5.5% sales charge.
    ++       Includes the effect of any contingent deferred sales charge.

                                          PAST           PAST          PAST        SINCE
                                       ONE YEAR       FIVE YEARS    TEN YEARS    INCEPTION
                                       --------       ----------    ---------    ---------
         CLASS (INITIAL OFFERING DATE)
         ----------------------------
         Class A Shares (9/29/89)        5.41%           18.54%       17.22%       14.82%

         Class B Shares (3/1/00)         4.56%            N/A           N/A         2.06%

         Class C Shares (3/1/00)         4.58%            N/A           N/A         2.06%

         -------------
         Returns Do Not Reflect Sales Charge (Load).


                         AVERAGE ANNUAL TOTAL RETURNS - AFTER TAXES ON DISTRIBUTIONS
                         -----------------------------------------------------------
                                          PAST           PAST          PAST        SINCE
                                       ONE YEAR       FIVE YEARS    TEN YEARS    INCEPTION
                                       --------       ----------    ---------    ---------
         CLASS (INITIAL OFFERING DATE)
         ----------------------------
         Class A Shares (9/29/89)+       (1.07)%         13.81%       13.05%        11.64%

         Class B Shares (3/1/00)++       (0.85)%           N/A         N/A          (3.04)%

         Class C Shares (3/1/00)++        3.33%            N/A         N/A          (0.84)%

         --------------------
         +        Includes the effect of the initial 5.5% sales charge.
         ++       Includes the effect of any contingent deferred sales charge.


                                          PAST           PAST          PAST        SINCE
                                       ONE YEAR       FIVE YEARS    TEN YEARS    INCEPTION
                                       --------       ----------    ---------    ---------
         CLASS (INITIAL OFFERING DATE)
         ----------------------------
         Class A Shares (9/29/89)        4.37%            15.19%        13.78%       11.73%

         Class B Shares (3/1/00)         3.10%            N/A           N/A          (0.96)%

         Class C Shares (3/1/00)         3.16%            N/A           N/A           0.93%

         --------------------
         Returns Do Not Reflect Sales Charge (Load).

         --------

--------------------------------------------------------------------------------


           AVERAGE ANNUAL TOTAL RETURNS -AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS
           --------------------------------------------------------------------------

                                          PAST           PAST          PAST        SINCE
                                       ONE YEAR       FIVE YEARS    TEN YEARS    INCEPTION
                                       --------       ----------    ---------    ---------
         CLASS (INITIAL OFFERING DATE)
         ----------------------------
         Class A Shares (9/29/89)+        (3.76)%        12.59%       12.23%         11.21%

         Class B Shares (3/1/00)++        (3.50)%          N/A          N/A          (0.62)%

         Class C Shares (3/1/00)++        (0.74)%          N/A          N/A          (0.78)%

         -----------------------
         +        Includes the effect of the initial 5.5% sales charge.
         ++       Includes the effect of any contingent deferred sales charge.



                                          PAST           PAST          PAST        SINCE
                                       ONE YEAR       FIVE YEARS    TEN YEARS    INCEPTION
                                       --------       ----------    ---------    ---------
         CLASS (INITIAL OFFERING DATE)
         ----------------------------
         Class A Shares (9/29/89)          (0.06)%        13.61%       12.78%        11.21%

         Class B Shares (3/1/00)           (0.91)%        N/A          N/A            0.67%

         Class C Shares (3/1/00)           (0.87)%        N/A          N/A            0.69%

         ----------------
         Returns Do Not Reflect Sales Charge (Load).


The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated, Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli and Company.

In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments;

(v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund;
(vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUND'S SHARES

VOTING RIGHTS

As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual shareholder meetings. It will hold an annual meeting if Directors are required to be elected under the 1940 Act and may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. A meeting will be called to consider replacing the Fund's Directors upon the written request of the holders of 10% of the Fund's shares. When matters are submitted for shareholder vote, each shareholder will have one vote for each full share owned and proportionate, fractional votes for fractional shares held, except as described below with respect to class voting in certain circumstances. All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. The Fund's Board of Directors has authority, without a vote of shareholders, to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by reclassifying unissued shares. There are no conversion or preemptive rights in connection with any shares of the Fund, with the exception that Class B shares will automatically convert into Class A shares approximately ninety-seven months after purchase. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

LIABILITIES; SEPARATE CLASSES OF SHARES

The Fund's Articles of Incorporation provide that to the fullest extent that limitations on the liability of Directors and Officers are permitted by the Maryland General Corporation Law, the 1933 Act and the 1940 Act, Directors and officers shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses actually incurred in connection with any action, suit or other proceeding. To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, the Fund's Articles of Incorporation also provide that no Director or Officer of the Fund shall be personally liable to the Fund or its shareholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act. Nothing in the Articles of Incorporation protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional votes held. Shareholders will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

The Adviser's investment personnel may invest in securities for their own account pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.





                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended December 31, 2001, including the Report of PricewaterhouseCoopers LLP, independent accountants, is incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge. PricewaterhouseCoopers LLP provides audit services, tax preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

        Should no rating be assigned, the reason may be one of the following:

1.      An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.      There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        STANDARD & POOR'S RATINGS SERVICE

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B      Bonds rated BB, B, CCC, CC and C are  regarded,  on balance,  as
     CCC,       predominantly  speculative  with  respect  to  capacity  to  pay
     CC,C:      interest  and repay  principal in  accordance  with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+)   The ratings  from AA to CCC may be modified by the addition of a
     or         plus or minus sign to show  relative  standing  within the major
     Minus (-)  rating categories.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                           THE GABELLI VALUE FUND INC.

                                     PART C:

                                OTHER INFORMATION

Item 23.

Exhibits:

(a) Articles of Incorporation, dated July 20, 1989, are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1997 (Accession No. 0000927405-97-000148)
                  ("Post-Effective Amendment No. 11").

                  Articles   Supplementary,   dated   September  27,  1989,  are
                  incorporated by reference to Post-Effective Amendment No. 11.

                  Articles of Amendment, dated April 20, 1999, are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement as filed with the SEC via EDGAR on
                  April   30,   1999   (Accession   No.    0000927405-99-000160)
                  ("Post-Effective Amendment No. 14").

                  Articles Supplementary, dated April 20, 1999, are incorporated by reference to Post-Effective Amendment No. 14.

(b)               Registrant's  Amended and Restated Bylaws, dated September 18,
                  1989,  are   incorporated   by  reference  to   Post-Effective
                  Amendment No. 11.

(c)               Not Applicable.

(d) Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated March 1, 1994, is incorporated by reference to Post-Effective Amendment No. 11.

                  Amendment No. 1 to the Investment Advisory Agreement between Registrant and Gabelli Funds, Inc. (now known as Gabelli Funds, LLC), dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000202).

(e)               Subscription   Agreement  is   incorporated  by  reference  to
                  Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on September 20, 1989.


                  Amended and Restated Distribution Agreement between Registrant and Gabelli & Company, Inc., dated March 1, 2000, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC via EDGAR on April 30, 2001 (Accession No. 0000935069-01-500070) ("Post
                  Effective Amendment No. 16").


                  Designated Dealer Agreement between Registrant and Gabelli & Company, Inc. dated September 18, 1989 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via EDGAR on May 1, 1995 (Accession No. 0000927405-95-000020).

(f)               Not Applicable.


(g)               Mutual  Fund  Custody  and  Services  Agreement   between  the
                  Registrant and Boston Safe Deposit and Trust Company, dated September 10, 2001, is filed herewith.


(h) _______________ Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated November 17, 1993 is incorporated by reference to Post-Effective Amendment No. 11.

(i) Consent of Willkie Farr & Gallagher, Fund counsel, is filed herewith.

(j)               Consent    of    PricewaterhouseCoopers    LLP,    Independent
                  Accountants, is filed herewith.

                  Powers of Attorney for Mario J. Gabelli, Felix J. Christiana, Anthony J. Colavita, Robert J. Morrissey, Karl Otto Pohl and Anthony R. Pustorino, dated February 26, 1997, are incorporated by reference to Post-Effective Amendment No. 11.


                  Power of Attorney for Werner J. Roeder, dated December 3, 2001, is filed herewith.


                  Certified Resolution of Board authorizing signature on behalf of Registrant pursuant to Power of Attorney is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000927405-98-000143).

(k)               Not Applicable.

(l) Purchase Agreement relating to Class B Series Shares and Class C Series Shares, dated April 20, 1999, is incorporated by reference to Post-Effective Amendment No. 14.

(m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares between Registrant and Gabelli & Company, Inc., dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC via EDGAR on March 1, 1999 (Accession No. 0000927405-99-00077)
                  ("Post-Effective Amendment No. 13").

                  Plan of Distribution pursuant to Rule 12b-1 relating to Class B Series Shares between Registrant and Gabelli & Company, Inc., dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 13.

                  Plan of Distribution pursuant to Rule 12b-1 relating to Class C Series Shares between Registrant and Gabelli & Company, Inc., dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 13.

(n) Rule 18f-3 Multi-Class Plan is incorporated by reference to Post-Effective Amendment No. 13.

(o)               Not Applicable.


(p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 16.


Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

Item 25.          INDEMNIFICATION

                  The response to this Item 25 is incorporated by reference to Pre-Effective Amendment No. 2.

Item 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                  Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.          PRINCIPAL UNDERWRITER

(a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., Gabelli Global Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Utility Trust and The Gabelli Westwood Funds.

(b) _______________ The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

(c)               Not Applicable.

Item 28.          LOCATION OF ACCOUNTS AND RECORDS

                  All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

              1.  Gabelli Funds, LLC
                  One Corporate Center
                  Rye, New York 10580-1422

              2.  PFPC Inc.
                  101 Federal Street
                  Boston, Massachusetts 02110

              3.  PFPC Inc.
                  3200 Horizon Drive
                  King of Prussia, Pennsylvania 19406

              4.  Boston Safe Deposit and Trust Company
                  One Boston Place
                  Boston, Massachusetts  02108

              5.  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

              6.  Boston Financial Data Services, Inc.
                  Two Heritage Drive
                  North Quincy, Massachusetts  02171

Item 29.          MANAGEMENT SERVICES

                  Not Applicable.

Item 30.          UNDERTAKINGS

                  Not Applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI VALUE FUND INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 1st day of May, 2002.

                                                     THE GABELLI VALUE FUND INC.

                       By:      MARIO J. GABELLI*
                                -----------------------------------
                                Mario J. Gabelli

                                Chairman of the Board and President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 17 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                       TITLE                           DATE

MARIO J. GABELLI*                Chairman of the Board           May 1, 2002
-------------------------
Mario J. Gabelli                 (President and Chief
                                 Investment Officer)

/S/ BRUCE N. ALPERT              Vice President and Treasurer    May 1, 2002
-------------------------
Bruce N. Alpert                  (Chief Operating Officer)

ANTHONY J. COLAVITA*             Director                        May 1, 2002
-------------------------
Anthony J. Colavita

ROBERT J. MORRISSEY*             Director                        May 1, 2002
-------------------------
Robert J. Morrissey

KARL OTTO POHL*                  Director                        May 1, 2002
-------------------------
Karl Otto Pohl

ANTHONY R. PUSTORINO*            Director                        May 1, 2002
-------------------------
Anthony R. Pustorino

WERNER J. ROEDER*                Director                        May 1, 2002
-------------------------
Werner J. Roeder

*By:     /S/ BRUCE N. ALPERT

Bruce N. Alpert
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION



(g)               Mutual  Fund  Custody  and  Services   Agreement  between  the
                  Registrant and Boston Safe Deposit and Trust Company.

(i)               Consent of Willkie Farr & Gallagher, Fund counsel.

(j)(i)            Consent    of    PricewaterhouseCoopers    LLP,    Independent
                  Accountants.

(j)(iii)          Power of  Attorney  for Werner J.  Roeder,  dated  December 3,
                  2001.